Exhibit 99.1

PRESS RELEASE

RLJ LODGING TRUST ANNOUNCES RETIREMENT OF

Chief Financial officer

Bethesda, MD, March 20, 2025 – RLJ Lodging Trust (the “Company”) (NYSE: RLJ) announced today that following seven successful years at the Company, Sean M. Mahoney, the Company’s Executive Vice President and Chief Financial Officer will be retiring in May of this year after a dynamic career spanning over 30 years, including more than 20 years in the hospitality REIT industry.

“On behalf of the Board of Trustees and the entire RLJ team, I want to thank Sean for his invaluable contributions during his tenure,” said Leslie D. Hale, President and Chief Executive Officer of the Company. “Sean has been a great partner and valued member of our management team. He joined RLJ at a pivotal time as we were transforming and repositioning our portfolio and was instrumental to our success. Additionally, thanks to Sean’s leadership, our balance sheet is strong, we have a solid finance team, and we are well-positioned for the future. We wish Sean happiness in his much-deserved retirement.”

“It has been a great pleasure to be a part of the RLJ team for the last seven years and I am incredibly proud of all that we have accomplished together,” said Mr. Mahoney. “After many gratifying years in the hospitality REIT industry, I look forward to spending more time with my family and pursuing outside interests. I wish the Company and my colleagues the very best for the future and am confident that the Company is in good hands.”

To ensure a smooth transition, Mr. Mahoney will continue to serve as the Company’s Chief Financial Officer until his departure in May and will actively support the Company’s transition plan. Afterward, he will remain available as an advisor as needed. The Company has a succession process underway and will provide an update once it has concluded.

About RLJ

RLJ Lodging Trust ("RLJ") is a self-advised, publicly traded real estate investment trust that owns premium-branded, rooms-oriented, high-margin, urban-centric hotels located within the heart of demand locations. Our hotels are geographically diverse and concentrated in major urban markets that provide multiple demand generators from business, leisure, and other travelers.

Forward-Looking Statements

This press release contains certain statements, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, that are “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified by the use of the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “will,” “will continue,” “intend,” “should,” “may,” or similar expressions. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, beliefs and expectations, such forward-looking statements are not predictions of future events or guarantees of future performance and our actual results could differ materially from those set forth in the forward-looking statements. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cautions investors not to place undue reliance on these forward-looking statements and urges investors to carefully review the disclosures the Company makes concerning risks and uncertainties in the sections entitled “Risk Factors,” “Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as well as risks, uncertainties and other factors discussed in other documents filed by the Company with the Securities and Exchange Commission.

For additional information or to receive press releases via email, please visit our website:
https://www.rljlodgingtrust.com

Contact:

Leslie D. Hale, President and Chief Executive Officer – (301) 280-7777